UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ING EQUITY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING EQUITY TRUST
ING SmallCap Value Choice Fund

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

May 4, 2007

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING SmallCap Value Choice Fund (the “Fund”), a series of ING Equity Trust, I invite you to a Special Meeting of shareholders (“Special Meeting”) of the Fund scheduled for 10:00 a.m., Local time, on June 19, 2007, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Fund and to you as a shareholder.

At the Special Meeting, shareholders of the Fund will be asked to approve a Proposal to appoint ING Investment Management Co. (“ING IM”) as an additional sub-adviser for the Fund and the implementation of an additional sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and ING IM.  Appointing ING IM as an additional sub-adviser to the Fund requires the approval of the Fund’s shareholders.  The enclosed Proxy Statement provides important information with respect to this Proposal.

After careful consideration, the Board unanimously approved the Proposal to appoint ING IM as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments and ING IM and recommends that shareholders vote “FOR” the Proposal. On March 29, 2007, ING IM began serving as an additional sub-adviser to the Fund pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval of the sub-advisory agreement for the Fund between ING Investments and ING IM.  If the Proposal is approved, ING IM will continue to serve as a sub-adviser to the Fund.

Also included in this mailing, following the Proxy Statement discussing the Proposal, is an Information Statement that provides notice to shareholders of the Fund of the appointment of Kayne Anderson Rudnick Investment Management, LLC (“KAR”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments and KAR, which became effective March 29, 2007.  Shareholders are encouraged to read the Information Statement, which contains important information regarding the appointment of KAR as an additional sub-adviser to the Fund and the sub-advisory agreement between ING Investments and KAR.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than June 18, 2007.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive
Officer

ING EQUITY TRUST
ING SmallCap Value Choice Fund
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING SMALLCAP VALUE CHOICE FUND
Scheduled for June 19, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (“Special Meeting”) of ING SmallCap Value Choice Fund (the “Fund) is scheduled for June 19, 2007, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Fund will be asked (1) to approve a Proposal to appoint ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM and (2) to transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereto.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

Shareholders of record as of the close of business on March 30, 2007 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new Proxy Ballot, (2) giving written notice of revocation to the Fund of an earlier submitted Proxy Ballot, or (3) voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: May 4, 2007

PROXY STATEMENT

ING EQUITY TRUST
ING SMALLCAP VALUE CHOICE FUND

May 4, 2007

Toll Free: (800) 992-0180
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS
Scheduled for June 19, 2007

Why is the Special Meeting being held?

The Special Meeting is being held for the following purposes:

1.               To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the ING SmallCap Value Choice Fund (the “Fund”) and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC (“ING Investments”) and ING IM; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet is a combined Proxy Statement and Information Statement (“Joint Proxy/Information Statement”).  The Proxy Statement will provide you with information regarding a Proposal to appoint ING IM as an additional sub-adviser  to the Fund, a series of ING Equity Trust (the “Trust”) and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, the Fund’s investment adviser, and ING IM.

The Information Statement follows the Proxy Statement, beginning on page IS-1, and provides you with important information regarding the appointment of  Kayne Anderson Rudnick Investment Management, LLC (“KAR”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments and KAR.  ING Investments and the Trust have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager of Managers” relief that permits ING Investments to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trust’s Independent Trustees.  Further, as a condition of such exemption, ING Investments must furnish shareholders of the affected fund with certain information about the new sub-advisory agreement.  The Fund is required to send you an Information Statement when it enters into a new sub-advisory agreement with an unaffiliated sub-adviser.  Shareholders are not being asked to vote on the new sub-advisory agreement between ING Investments and KAR that is described in the accompanying Information Statement.

Who is asking for my vote?

The Board of Trustees of the Trust (the “Board”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about May 4, 2007 to you and all other shareholders of record who have a beneficial interest in the Fund as of the close of business on March 30, 2007 (“Record

Date”).  The Board is soliciting your vote for a special meeting of shareholders (“Special Meeting”) of the Fund.

Who is eligible to vote?

The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about May 4, 2007 to all shareholders of record who are eligible to vote.  Shareholders of record as of the Record Date are eligible to vote their shares.  (See “How do I vote?” and “Additional Information Regarding the Proxy Solicitation” below, for a more detailed discussion of voting procedures.)

Each share of each class of the Fund is entitled to one vote.  The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date:

Class	Shares Outstanding
Class A	4,708,014.629
Class B	299,674.506
Class C	1,093,987.621
Class I	722,468.172
Total	6,824,144.928

To the best of the Trust’s knowledge, as of March 30, 2007, (1) no person owned beneficially more than 5% of the outstanding shares of the Fund except as set out in Appendix A to this Joint Proxy/Information Statement; and (2) no Trustee or officer of the Fund owned beneficially more than 1% of the Fund’s outstanding shares.

What information is contained in the Proxy Statement?

The Proxy Statement provides you with information you should review before voting on the Proposal discussed above and in the Notice of Special Meeting for the Fund.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot for the Fund—because you have the right to vote on the Proposal to appoint ING IM as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments and ING IM.

The word “you” is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to “you” or “shareholders” throughout the proxy materials usually can be read to include shareholders.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet in addition to confirming their voting instructions prior to submission may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at (866) 704-4437.

Who will solicit my proxy?

The Trust has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $13,500. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and the shareholder will be asked to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 704-4437. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 19, 2007, at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call the Customer Contact Center toll-free at 1-800-992-0180.

How can I obtain more information about the Fund?

Additional information about the Fund is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. The Fund’s most recent annual shareholder report for the fiscal year ended May 31, 2006, was mailed to shareholders on or around July 31, 2006.  Copies of the Fund’s semi-annual report for the period ended November 30, 2006 were mailed to shareholders on or around January 30, 2007.

You can obtain copies of the Fund’s prospectus, statement of additional information, semi-annual report, and annual report, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the annual or semi-annual reports.

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  Shareholder Services is open Monday through Friday from 9:00 a.m. – 7:00 p.m. Eastern time.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Joint Proxy/Information Statement.

PROPOSAL

APPROVAL OF APPOINTMENT OF AN ADDITIONAL SUB-ADVISER AND IMPLEMENTATION OF ADDITIONAL SUB-ADVISORY AGREEMENT

What is the Proposal?

Shareholders of the Fund are being asked to approve the appointment of ING IM as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, the Fund’s investment adviser, and ING IM (the “ING IM Sub-Advisory Agreement”).  At a meeting on March 2, 2007, the Board approved the appointment of ING IM as an additional sub-adviser to the Fund and the ING IM Sub-Advisory Agreement.  If approved by shareholders, the ING IM Sub-Advisory Agreement is expected to become effective no later than August 27, 2007 and will remain in full force and effect, unless otherwise terminated, through November 30, 2008.  A copy of the proposed ING IM Sub-Advisory Agreement is included as Appendix B.

At the March 2, 2007 meeting, the Board also approved an interim sub-advisory agreement for the Fund between ING Investments and ING IM (“Interim Agreement”), effective March 29, 2007, for a 150-day period or until shareholder approval of the ING IM Sub-Advisory Agreement is obtained.  ING IM currently manages the Fund pursuant to the Interim Agreement.

Please note, shareholders are not being asked to vote on the Board’s selection of KAR as an additional sub-adviser to the Fund because of the “Manager of Managers” exemptive relief that permits ING Investments to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of the Fund without obtaining shareholder approval of the new agreement.  For information on the Board’s appointment of KAR as an additional sub-adviser, see the accompanying Information Statement beginning on page IS-1.  With regard to ING IM, ING Investments and the Trust cannot rely on the “Manager of Managers” exemptive relief because ING IM is an affiliate of ING Investments.

Who is the Fund’s adviser?

ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Strawinkylaan 2631, 107722 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments, an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”), began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  As of December 31,

2006, ING Investments managed approximately $50.1 billion in registered investment company assets.

ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, on behalf of the Fund and other series of the Trust, dated September 23, 2002, as amended and restated on February 1, 2005 (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the shareholders of the Fund, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended, on November 9, 2006.  The Investment Management Agreement was most recently approved by written consent of the sole shareholder on April 29, 2005, when a new class of shares was added to certain series of  the Trust.

The Fund paid $176,139 in annual fees (“advisory fees”) to ING Investments for the fiscal year ended May 31, 2006.

For the services it provides to the Fund under the Investment Management Agreement, ING Investments receives advisory fees, payable monthly, as follows:

1.00% of the Fund’s average daily net assets managed by NWQ;

1.00% of the Fund’s average daily net assets managed by KAR; and

0.75% of the Fund’s average daily net assets managed by ING IM.

See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

Who are the Fund’s current sub-advisers?

NWQ Investment Management Company, LLC (“NWQ”) has sub-advised the Fund since February 2005.  NWQ is a member-managed Delaware limited liability company and is registered with the SEC as an investment adviser.  NWQ was founded in 1982 to manage assets for corporate and multi-employer plans, public entities, endowments, foundations, and high net worth individuals.  In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, ING Investments entered into a sub-advisory agreement with NWQ dated February 1, 2005.  On July 28, 2005, due to an assignment by NWQ, ING Investments entered into a new sub-advisory agreement with NWQ.  Pursuant to the agreement, ING Investments delegated to NWQ sub-advisory duties, including responsibility for the day-to-day management of the Fund, under the supervision of ING Investments.  ING Investments paid NWQ $88,069 in sub-advisory fees for its services to the Fund for the fiscal year ended May 31, 2006.

At a meeting held on March 2, 2007, the Board approved the appointment of KAR as an additional sub-adviser to the Fund.  The Board also approved an additional sub-advisory agreement for the Fund between ING Investments and KAR (the “KAR Sub-Advisory Agreement”). The KAR Sub-Advisory Agreement became effective on March 29, 2007, for an initial term that would end on November 30, 2008.  KAR is a registered investment adviser with principal offices located at 1800 Avenue of the Stars, Los Angeles, California. The firm is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. As of December 31, 2006 KAR managed approximately $6.5 billion in assets. For a discussion of KAR’s appointment as a sub-adviser to the Fund, see the accompanying Information Statement, beginning on page IS-1.

Why appoint additional sub-advisers?

As mentioned above, NWQ has sub-advised the Fund since February 2005.  In January 2007, NWQ informed Management that they were reaching capacity on the Fund and would not be able to accommodate new investors in the Fund for much longer.  NWQ had committed to $150 million in capacity prior to the Fund’s launch in February 2005 and had confirmed such capacity in the fall of 2006.  As of February 20, 2007, the Fund had approximately $81.1 million in assets. The capacity constraints have been the result of both NWQ’s strong asset growth and market appreciation.

Due to NWQ’s capacity constraints, the Board would have been required to take action to close the Fund to new investors at this asset level.  It is common for mutual funds that have been closed to experience net redemptions. Considering the Fund’s current asset level of just over $80 million, should the Fund have been closed and consequently experienced net outflows, NWQ could have experienced difficulties implementing their investment strategy.

Management believes that the prudent decision for shareholders is to avoid closing the Fund to new investors, and therefore, recommended adding additional sub-advisers to two new investment sleeves of the Fund to address capacity issues.  Adding additional sub-advisers will not only provide the Fund with additional new capacity, but will allow the Fund to remain open beyond the point of NWQ’s stated capacity limit and will reduce the risk of facing capacity issues in the future. The additional sub-advisers operate independently from NWQ, in separate sleeves of the Fund. ING Investments will continue to retain overall management and oversight responsibility for the Fund, and the three sleeves will be viewed on a combined basis for compliance and performance purposes.

Who is the sub-adviser that shareholders are required to vote on?

Founded in 1972, ING IM is registered with the SEC as an investment adviser.  ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. As of December 31, 2006, ING IM managed approximately $34.6 billion in assets.  The principal office of ING IM is 230 Park Avenue, New York, New York 10169.

See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING IM.

Appendix E sets forth the names of other investment companies with investment objectives and strategies similar to those of the Fund, for which ING IM acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2006.

What are the key terms of the ING IM Sub-Advisory Agreement?

A copy of the ING IM Sub-Advisory Agreement is attached at Appendix B.  The description of the ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

Under the ING IM Sub-Advisory Agreement, the fees payable to ING IM are paid by ING Investments, and not by the Fund.  Pursuant to the ING IM Sub-Advisory Agreement, ING IM acts as one of the Fund’s sub-advisers.  In this capacity, ING IM furnishes one of three sleeves of the Fund with investment advisory services in connection with a continuous investment program; and manages the Fund’s investments, as it pertains to that sleeve, in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s prospectus and statement of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, determines and selects the securities to be purchased for and sold from its sleeve of the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations, ING IM would not be liable to the Trust or its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the ING IM Sub-Advisory Agreement.

The sub-advisory fee payable under the ING IM Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedule set out below.  For its fee, ING IM furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the ING IM Sub-Advisory Agreement.  The sub-advisory fee to be paid to ING IM is 0.3375% on all assets.

The ING IM Sub-Advisory Agreement provides that none of ING IM or any of its directors, officers, employees or agents shall be liable to ING Investments or the Trust for any loss or expense suffered by ING Investments or the Trust resulting from its acts or omissions as sub-adviser to the Fund, except for losses or expenses to ING Investments or the Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, ING IM’s duties under the ING IM Sub-Advisory Agreement.

The ING IM Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty 60 days’ written notice to ING IM and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty 60 days’ written notice to ING Investments and ING IM; or by ING IM upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time requested by the Fund or ING Investments not to exceed 3 months beyond the initial 3 month notice period; provided, however, that ING IM may terminate the ING IM Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the ING IM Sub-Advisory Agreement or the Investment Management Agreement; and/or ING IM does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.  The ING IM Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Investment Management Agreement between the Trust and ING Investments.

The key terms of the Interim Agreement are substantially identical to those of the ING IM Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ.

Will there be any changes to the Fund’s investment strategies as a result of appointing ING IM as an additional sub-adviser to the Fund?

Yes, the implementation of the ING IM Sub-Advisory Agreement will result in a change to the Fund’s investment strategies in order to incorporate ING IM’s investment style.  The Fund’s investment objective will continue to be long-term capital appreciation.

As discussed above, ING IM began managing the Fund on March 29, 2007 pursuant to the Interim Agreement.  A supplement to the Fund’s current prospectus outlining the Fund’s new investment strategies was filed on March 30, 2007 and mailed to shareholders on or about March 30, 2007.  If the proposed ING IM Sub-Advisory Agreement is approved by shareholders, ING will continue to manage its sleeve of the Fund, and the investment strategies of the Fund will continue to be as follows:

Under normal conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

For this Fund, smaller-sized companies are those with market capitalizations that fall within the range of companies found in the Russell 2000® Value Index which is an index that measures the performance of small companies. The market capitalization range will change with market conditions as the range of companies in the Russell 2000® Value Index changes. As of December 31, 2006 the smallest companies in the Russell 2000® Value Index and Russell 2000® Index had market capitalizations of $93 million and $68 million, respectively, and the largest company for both Indices had a market capitalization of $3.1 billion.

The equity securities in which the Fund may invest include common and preferred stocks, American Depositary Receipts (“ADRs”) and convertible securities. The Fund may also invest in derivatives or exchange-traded funds (“ETFs”) as part of its investment strategy.

NWQ, KAR and ING IM sub-advise the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments.

NWQ uses an extensive bottom-up, analyst-driven stock selection process that seeks to provide superior returns by identifying undervalued securities. NWQ seeks to invest in undervalued companies where catalysts exist to unlock value or improve profitability. Potential catalysts include new management, improving fundamentals, renewed management focus, industry consolidation, hidden assets or company restructuring. The performance of each company is typically based upon its own specific merits or catalysts, rather than general market movements or industry strength.

KAR uses a strategy emphasizing consistently growing, highly profitable, low debt companies in mature industries with rising cash flows which KAR deems to be of high quality. If a company meets these criteria, KAR researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value.

ING IM overweights those stocks in the index that it believes will outperform the index and underweights (or avoids altogether) those stocks in the index that it believes will underperform the index. Stocks that ING IM believes are likely to match the performance of the index are generally invested in proportion to their representation in the index. In determining stock weightings, ING IM uses internally developed computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth.

Portfolio risk controls include:

•                  maximum position of 5% of portfolio (at cost);

•                  maximum investment in any sector of the greater of 3% of the portfolio or 5% greater than the weighting in the benchmark index;

•                  maximum of 35% in foreign issuers; and

•                  maximum of 15% in any single foreign country

Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may invest in other investment companies to the extent permitted by the 1940 act and the rules thereunder.

There has also been a change in the composition of the Fund’s portfolio management team since ING IM began serving as a sub-adviser to the Fund under the Interim Agreement.  The NWQ investment sleeve of the Fund continues to be managed by Phyllis G. Thomas, and KAR has designated the daily management of its investment sleeve to Robert Schwarzkopf and Sandi Gleason.  For a discussion of KAR’s portfolio managers, please see the accompanying Information Statement, beginning on page IS-1.

Day-to-day management of ING IM’s investment management sleeve is performed by a team led by Omar Aguilar and Vincent Costa.

Omar Aguilar, Ph.D., Head of Quantitative Equities, joined ING IM in July 2004. In his role as Head of Quantitative Equities, Mr. Aguilar leads the development of ING IM’s proprietary quantitative equity platform as well as the quantitative infrastructure employed across ING IM’s fundamental equity strategies. He has over 13 years of quantitative investment experience. Mr. Aguilar joined ING IM from Lehman Brothers, where he served as head of quantitative research for their alternative investment management business. Prior to that, he was a director of quantitative research and portfolio manager with Merrill Lynch Investment Management. He earned his M.S. and Ph.D. from the Institute of Statistics and Decision Sciences at Duke University, his B.S. in actuarial sciences and a graduate degree in applied statistics from the Mexican Autonomous Institute of Technology (ITAM). Mr. Aguilar has been published in the “Journal of Business Statistics,” “Proceedings from the American Statistical Association” and “Applied Bayesian Statistics.”

Vincent Costa, CFA, Senior Vice President and Head of Portfolio Management of Quantitative Equity, joined ING IM April 2006. Prior to joining ING IM he was with Merrill Lynch Investment Management, where he worked for the last 7 years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization. In that role, he oversaw $60 billion in assets across 70 funds, including index and enhanced index strategies, as well as hedge and structured products sold to institutional and managing global equity strategies. Mr. Costa has over 21 years of experience in the investment industry. He earned his Bachelor’s degree in quantitative business analysis from Pennsylvania State University and his M.B.A. from New York University, and he holds the Chartered Financial Analyst designation.

How has ING IM performed in the past managing similar accounts?

The chart below compares the performance of ING Disciplined Small Cap Value Portfolio (the “Disciplined Portfolio”), a fund managed by ING IM in a style substantially similar to the Fund, against relevant benchmark indices and a Morningstar Category average. If ING IM is approved by shareholders as an additional sub-adviser to the Fund, ING IM would manage its portion of the Fund’s assets in a style that is substantially similar to that of its Disciplined Portfolio.

Cumulative Total Returns – As of December 31, 2006

	1 Mo	3 Mo	5 Mo	Inception(1)
ING Disciplined Small Cap Value Portfolio – I Class	0.92%	9.26%	11.26%	9.70%
Morningstar Small Value Category Average	0.39%	8.50%	8.75%	4.70%
Russell 2000® Value Index	0.87%	9.03%	11.81%	8.50%
Russell 2000® Index	0.33%	8.90%	9.38%	3.90%

(1)           Inception Date:  April 28, 2006

What are the changes to the Fund’s fee structure due to the addition of ING IM as a sub-adviser?

The sub-advisory fee payable by ING Investments to ING IM under the Interim Agreement and the ING IM Sub-Advisory Agreement is lower than the sub-advisory fee payable to NWQ and KAR.  On March 2, 2007, the Board approved a modification to the advisory fee for the Fund, which was effective on March 29, 2007.  The advisory fee payable to ING Investments on the assets of the Fund managed by ING IM is lower than the fee payable to ING Investments on the assets of the Fund managed by NWQ and KAR.  The advisory fees and sub-advisory fees payable by ING Investments to NWQ, KAR and ING IM are shown in the table below.

	NWQ Investment Sleeve	KAR Investment Sleeve	ING IM Investment Sleeve
Advisory Fee	1.00% on all assets	1.00% on all assets	0.75% on all assets

Sub-advisory Fee	0.50% on first $150M 0.60% thereafter	0.60% on first $100M 0.50% thereafter	0.3375% on all assets

What was the process of selecting ING IM as an additional sub-adviser to the Fund?

In reviewing potential sub-advisers, Management considered a number of factors that were relevant to the addition of a new sub-adviser to the Fund.

Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration. Beyond this, ING Investments focused on each potential sub-adviser’s investment process and performance.  Given the challenges presented by NWQ’s capacity constraints, a key criterion for consideration was the ability for a new sub-adviser to provide adequate capacity to allow for future growth.  ING Investments determined that ING IM possesses the right mix of attributes to manage the Fund, and therefore recommended ING IM to the Board as an additional sub-adviser to the Fund.

The Board has established an Investment Review Committee (“Committee”) to, among other things, monitor the performance of each fund and make recommendations to the Board with respect to each fund.  In advance of the Committee’s meeting held on March 1, 2007, Management provided the Committee members with written materials in support of the proposed addition of  two new sub-advisers to the Fund.  Among the materials provided to the Committee was a discussion of Management’s rationale for recommending ING IM as an additional sub-adviser; written materials provided by ING IM with respect to its proposed strategy for the Fund, including its stock selection process and sell discipline, its compliance structure and the resources it could devote to managing the Fund; and information with respect to ING IM’s performance in managing accounts in a style

similar to that in which they propose to co-manage the Fund.   The Committee also considered the reputation of ING IM in the industry.  At the conclusion of the meeting, the Committee determined that it would recommend to the full Board the proposed selection of ING IM as an additional sub-adviser to the Fund.

At the March 2, 2007 Board meeting, the Board members considered the materials provided to the Committee and consequently approved the Proposal to engage ING IM to provide sub-advisory services to the Fund.  The Board also approved the ING IM Sub-Advisory Agreement.

What are the factors considered by the Board?

At a meeting of the Board held on March 2, 2007, the Board, including a majority of the Independent Trustees, determined to appoint ING IM as an additional sub-adviser to the Fund under an additional sub-advisory agreement between ING Investments and ING IM.  In determining whether to approve the additional sub-advisory agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the sub-advisory agreement should be approved for the Fund.  The materials provided to the Board in support of the sub-advisory arrangement with ING IM included the following:  (1) ING IM’s presentation before the Domestic Equity Investment Review Committee at its March 1, 2007 meeting; (2) memoranda and related materials provided to the Board in advance of its March 2, 2007 meeting that discuss Management’s rationale for recommending that ING IM serve as an additional sub-adviser to the Fund; (3) responses from ING IM to questions posed by Kirkpatrick & Lockhart Preston Ellis Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including a copy of the proposed additional sub-advisory agreement with ING IM on behalf of the Fund; and (5) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the additional sub-advisory agreement with ING IM took into account several factors including, but not limited to, the following:  (1) the view of ING Investments with respect to the reputation of ING IM as a manager to similar accounts and the performance of the similar account managed by ING IM; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the additional sub-advisory agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (5) the fairness of the compensation under the sub-advisory agreement in light of the services to be provided by and the projected profitability of ING IM as one of the Fund’s sub-advisers; (6) the costs of the services to be provided by ING IM; (7) the sub-advisory fee payable by ING Investments to ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions:  (1) ING IM should be appointed to serve as an additional sub-adviser to the Fund under the ING IM Sub-Advisory Agreement; and (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board.  Based on these conclusions and other factors, the Board voted to approve the additional sub-advisory agreement between ING Investments and ING IM for the Fund.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 2, 2007 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that shareholders of the Fund vote “FOR” the Proposal to appoint ING IM as an additional sub-adviser to the Fund and the implementation of the ING IM Sub-Advisory Agreement, as discussed in this Joint Proxy/Information Statement.

What other entities act as service providers to the Fund?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, serves as the administrator to the Fund.  ING Funds Services receives an administrative services fee from the Fund equal to 0.10%, computed as a percentage of the Fund’s average daily net assets.  ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Funds Services received  $17,614 for its services to the Fund for the fiscal year ended May 31, 2006.

ING Funds Distributor, LLC (“IFD”) is the principal underwriter and distributor of the Fund.  IFD’s principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  IFD is a subsidiary of ING Investments and an indirect, wholly-owned subsidiary of ING Groep.  IFD received $186,097 for its services to the Fund for the fiscal year ended May 31, 2006.

During the fiscal year ended May 31, 2006, the Fund did not pay any brokerage in commissions to affiliated broker-dealers.

The Fund anticipates that ING Funds Services and IFD will continue to provide services to the Fund following the approval of the ING IM Sub-Advisory Agreement.

See Appendix D for a listing of the names, addresses, and the principal occupations of ING Funds Services’ and IFD’s principal executive officers.

What is the required vote?

Shareholders of the Fund must approve the Proposal for it to be effective.  The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of the lesser of:  (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Special Meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve the Proposal, the Fund will continue to be sub-advised by NWQ and KAR (see the accompanying Information Statement for a discussion of KAR as an additional sub-adviser to the Fund), and the Board will determine what additional action, if any, should be taken.

ADDITIONAL INFORMATION REGARDING THE PROXY
SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Robert S. Naka, Executive Vice President, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on the Proposal, the persons named as proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person.  How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

March 30, 2007 has been chosen by the Board as the Record Date.  Each share of each class of the Fund on the Record Date is entitled to one vote.  Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date.  The presence in person or by proxy of shareholders owning a majority of the Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists.  If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date).  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy Ballot.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who pays for this proxy solicitation?

ING Investments and the Fund will equally share the costs associated with obtaining shareholder approval, including, but not limited to, the cost of preparing and filing the Proxy Statement, distributing the Proxy Statement to shareholders and conducting the shareholder meeting.

Can shareholders submit proposals for consideration in a proxy statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

May 4, 2007

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

INFORMATION STATEMENT

May 4, 2007

ING EQUITY TRUST
ING SMALLCAP VALUE CHOICE FUND

Toll Free: (800) 992-0180
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the appointment of an additional sub-adviser to the ING Small Cap Value Choice Fund (the “Fund”) and the implementation of an additional sub-advisory agreement for the Fund, a series of ING Equity Trust ( the “Trust”), which was effective on March 29, 2007.  As discussed below, the Fund has been sub-advised by NWQ Investment Management Company, LLC (“NWQ”) since February 2005.  In January 2007, NWQ informed Management that they were reaching capacity on the Fund and would not be able to accommodate new investors in the Fund for much longer.  Due to NWQ’s capacity constraints, the Board of Trustees of the Fund (the “Board”) would have been required to take action to close the Fund to new investors.  Management believes that the prudent decision for shareholders is to avoid closing the Fund to new investors, and therefore, recommended adding additional sub-advisers to two new investment “sleeves” of the Fund to address capacity issues.

At a meeting held on March 2, 2007, Management proposed and the Board approved the appointment of Kayne Anderson Rudnick Investment Management, LLC (“KAR”) as an additional sub-adviser to the Fund.  The Board also approved a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and KAR (the “KAR Sub-Advisory Agreement”). The Trust and ING Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits ING Investments to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trust’s Independent Trustees.  Further, as a condition of such exemption, ING Investments must furnish shareholders of the affected fund with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition by providing the Fund’s shareholders with information regarding the KAR Sub-Advisory Agreement.

At the March 2, 2007 meeting, the Board also approved the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments and ING IM (the “ING IM Sub-Advisory Agreement”).  Currently ING IM serves as a sub-adviser to the Fund pursuant to an interim sub-advisory agreement (“Interim Agreement”) pending shareholder approval of the ING IM Sub-Advisory Agreement. The appointment of ING IM as an additional sub-adviser to the Fund requires shareholder approval because ING IM is an affiliate of ING Investments, the Fund’s adviser. Please see the accompanying Proxy Statement for a description of the Proposal to approve ING IM as an additional sub-adviser to the Fund.  Under the supervision of ING Investments, NWQ, KAR and ING IM, acting independently of each other and managing separate portions of the Fund, will provide day-to-day management services to the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUB-ADVISORY AGREEMENT
BETWEEN ING INVESTMENTS AND KAR

Background

ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, on behalf of the Fund and other series of the Trust, dated September 23, 2002, as amended and restated on February 1, 2005 (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the shareholders of the Fund, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, on November 9, 2006.  The Investment Management Agreement was most recently approved by written consent of the sole shareholder in April 29, 2005, when a new class of shares was added to certain series of the Trust.

The Fund paid $176,139 in annual fees (“advisory fees”) to ING Investments for the fiscal year ended May 31, 2006.

For the services it provides to the Fund under the Investment Management Agreement, ING Investments receives advisory fees, payable monthly, as follows:

1.00% of the Fund’s average daily net assets managed by NWQ;

1.00% of the Fund’s average daily net assets managed by KAR; and

0.75% of the Fund’s average daily net assets managed by ING IM.

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, ING Investments entered into a sub-advisory agreement with NWQ dated February 1, 2005.  On July 28, 2005, due to an assignment by NWQ, ING Investments entered into a new sub-advisory agreement with NWQ.  Pursuant to the agreement, ING Investments delegated to NWQ sub-advisory duties, including responsibility for the day-to-day management of the Fund, under the supervision of ING Investments.

At a meeting held on March 2, 2007, Management proposed and the Board approved the appointment of KAR as an additional sub-adviser to the Fund.  The Board also approved the KAR Sub-Advisory Agreement. The KAR Sub-Advisory Agreement became effective on March 29, 2007, for an initial term that would end on November 30, 2008.   As mentioned earlier, at this meeting, the Board also approved the appointment of ING IM as an additional sub-adviser to the Fund and the ING IM Sub-Advisory Agreement.  Currently ING IM serves as a sub-adviser to the Fund pursuant to the Interim Agreement pending shareholder approval of the ING IM Sub-Advisory Agreement.

NWQ Investment Management Company, LLC (“NWQ”) has sub-advised the Fund since February 2005.  In January 2007, NWQ informed Management that they were reaching capacity on the Fund and would not be able to accommodate new investors in the Fund for much longer.  NWQ had committed to $150 million in capacity prior to the Fund’s launch in February 2005 and had confirmed such capacity in the fall of 2006.  As of February 20, 2007, the Fund had approximately $81.1 million in assets.  The capacity constraints have been the result of both NWQ’s strong asset growth and market appreciation.

Due to NWQ’s capacity constraints, the Board would have been required to take action to close the Fund to new investors at this asset level.  It is common for mutual funds that have been closed (either hard or soft) to experience net redemptions. Considering the Fund’s current asset level of just over $80 million, should the Fund be closed and consequently experience net outflows, NWQ could have experienced difficulties implementing their investment strategy.

ING Investments believes that the prudent decision for shareholders is to avoid closing the Fund to new investors, and therefore, recommends adding additional sub-advisers to two new investment “sleeves” of the Fund to address capacity issues.  Adding additional sub-advisers will not only provide the Fund with additional new capacity, but will allow the Fund to remain open beyond the point of NWQ’s stated capacity limit and will reduce the risk of facing capacity issues in the future. The additional sub-advisers will operate independently from NWQ, in separate “sleeves” of the Fund. ING Investments will continue to retain overall management and oversight responsibility for the Fund, and the three sleeves will be viewed on a combined basis for compliance and performance purposes.

What entity will serve as the additional sub-adviser

KAR is a registered investment adviser with principal offices located at 1800 Avenue of the Stars, Los Angeles, California. The firm is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. As of December 31, 2006, KAR managed approximately $6.5 billion in assets.

Effective March 29, 2007, as approved by the Board, KAR began serving as an additional sub-adviser to the Fund.  Subject to the supervision and control of ING Investments and the Board, KAR determines the securities to be purchased for and sold from its investment sleeve of the Fund.

See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of KAR.

Appendix F sets forth the name of other investment companies with investment objectives and strategies similar to those of the Fund, for which KAR acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2006.

What are the key terms of the KAR Sub-Advisory Agreement?

A copy of the KAR Sub-Advisory Agreement is attached at Appendix C.  The description of the KAR Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix C.

Under the KAR Sub-Advisory Agreement, the fees payable to KAR are paid by ING Investments, and not by the Fund.  Pursuant to the KAR Sub-Advisory Agreement, KAR acts as one of the Fund’s sub-advisers.  In this capacity, KAR furnishes one sleeve of the Fund with investment advisory services in connection with a continuous investment program; and manages the Fund’s investments, as it pertains to that sleeve, in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, KAR, in its discretion, determines and selects the securities to be purchased for and sold from its sleeve of the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations, KAR would not be liable to the Trust or its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the KAR Sub-Advisory Agreement.

The sub-advisory fee payable under the KAR Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedule set out below.  For its fee, KAR furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the KAR Sub-Advisory Agreement.  The sub-advisory fee to be paid to KAR is 0.60% on first $100M of the Fund’s average daily net assets and 0.50% of the Fund’s average daily net assets thereafter.

The KAR Sub-Advisory Agreement provides that none of KAR or any of its directors, officers, employees or agents shall be liable to ING Investments or the

Trust for any loss or expense suffered by ING Investments or the Trust resulting from its acts or omissions as sub-adviser to the Fund, except for losses or expenses to ING Investments or the Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, KAR’s duties under the KAR Sub-Advisory Agreement.

The KAR Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty 60 days’ written notice to KAR and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty 60 days’ written notice to ING Investments and KAR; or by KAR upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for KAR, in which case KAR shall allow the additional time requested by the Fund or ING Investments not to exceed 3 months beyond the initial 3 month notice period; provided, however, that KAR may terminate the KAR Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either KAR (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the KAR Sub-Advisory Agreement or the Investment Management Agreement; and/or KAR does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.  The KAR Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Investment Management Agreement between the Trust and ING Investments.

How has KAR performed in the Past managing similar accounts?

The charts below compare the annualized and calendar year performance of KAR’s small-cap value composite against relevant benchmark indices and Morningstar Category average.  KAR intends to manage its portion of the Fund’s assets in a style that is substantially similar to that of its small-cap value composite.  This information is designed to demonstrate the historical track record of KAR with respect to a similarly managed Fund.  Past performance is not a guarantee of future results.

Cumulative and Annualized Total Returns – As of December 31, 2006

	3 Mo	1 Yr	3 Yr	5 Yr	Inception(1)
KAR Small Cap Quality Value Composite(2)	11.41%	22.95%	18.68%	14.92%	14.05%
Morningstar Small Value Category Average	8.44%	16.26%	14.04%	13.85%	11.08%
Russell 2000® Value Index	9.03%	23.48%	16.48%	15.37%	11.33%
Russell 2000® Index	8.90%	18.37%	13.56%	11.39%	7.92%

(1)           Inception Date:  June 1, 1998

(2)           Performance adjusted to reflect 1.50% expense ratio of ING SmallCap Value Choice Fund – Class A Shares.

Calendar Year Returns

	2005	2004	2003	2002	2001	2000
KAR Small Cap Quality Value Composite(1)	7.38%	26.60%	20.38%	-0.39%	17.92%	23.42%
Morningstar Small Value Category Average	5.81%	20.93%	42.73%	-9.42%	15.44%	19.06%
Russell 2000® Value Index	4.71%	22.25%	46.03%	-11.43%	14.03%	22.83%
Russell 2000® Index	4.55%	18.33%	47.25%	-20.48%	2.49%	-3.02%

(1)                                  Performance adjusted to reflect 1.50% expense ratio of ING SmallCap Value Choice Fund – Class A Shares.

As illustrated above, KAR has provided consistent and solid performance in annualized and calendar year time periods since inception. KAR’s overall superior performance, particularly in a capacity constrained category, was a significant factor in Management’s ultimate selection of them as the proposed additional sub-adviser.

Did entering into the KAR Sub-Advisory Agreement change the investment strategy of the Fund?

The execution of the KAR Sub-Advisory Agreement under which KAR manages one sleeve of the Fund’s assets resulted in a change in the Fund’s investment strategies in order to incorporate KAR’s investment style.  The Fund’s investment objective will continue to be long-term capital appreciation.

Under normal conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

For this Fund, smaller-sized companies are those with market capitalizations that fall within the range of companies found in the Russell 2000® Value Index which is an index that measures the performance of small companies. The market capitalization range will change with market conditions as the range of companies in the Russell 2000® Value Index changes. As of December 31, 2006 the smallest companies in the Russell 2000® Value Index and Russell 2000® Index had market capitalizations of $93 million and $68 million, respectively, and the largest company for both Indices had a market capitalization of $3.1 billion.

The equity securities in which the Fund may invest include common and preferred stocks, American Depositary Receipts (“ADRs”) and convertible securities. The Fund may also invest in derivatives or exchange-traded funds (“ETFs”) as part of its investment strategy.

NWQ, KAR and ING IM sub-advise the Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments.

NWQ uses an extensive bottom-up, analyst-driven stock selection process that seeks to provide superior returns by identifying undervalued securities. NWQ seeks to invest in undervalued companies where catalysts exist to unlock value or improve profitability. Potential catalysts include new management, improving fundamentals, renewed management focus, industry consolidation, hidden assets or company restructuring. The performance of each company is typically based upon its own specific merits or catalysts, rather than general market movements or industry strength.

KAR uses a strategy emphasizing consistently growing, highly profitable, low debt companies in mature industries with rising cash flows which KAR deems to be of high quality. If a company meets these criteria, KAR researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value.

ING IM overweights those stocks in the index that it believes will outperform the index and underweights (or avoids altogether) those stocks in the index that it believes will underperform the index. Stocks that ING IM believes are likely to match the performance of the index are generally invested in proportion to their representation in the index. In determining stock weightings, ING IM uses internally developed computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth.

Portfolio risk controls include:

•                  maximum position of 5% of portfolio (at cost);

•                  maximum investment in any sector of the greater of 3% of the portfolio or 5% greater than the weighting in the benchmark index;

•                  maximum of 35% in foreign issuers; and

•                  maximum of 15% in any single foreign country

Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may invest in other investment companies to the extent permitted by the 1940 act and the rules thereunder.

There has also been a change in the composition of the Fund’s management team as a result of KAR’s appointment as an additional sub-adviser to the Fund. The NWQ investment sleeve of the Fund continues to be managed by Phyllis G. Thomas.  Since March 29, 2007, ING IM has been managing the Fund pursuant to the Interim Agreement and has designated the daily management of its investment sleeve of the Fund to Omar Aguilar, Ph.D. and Vincent Costa.

KAR has designated the daily management of its investment sleeve of the Fund to Robert Schwarzkopf and Sandi Gleason.

Robert Schwarzkopf, Managing Director and Portfolio Manager, is managing director of KAR’s small cap equity, a portfolio manager for the small and mid cap equity portfolios, and a member of the executive management committee. Mr. Schwarzkopf has approximately 25 years of equity research experience. Before joining the firm in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He earned a B.S. and an M.S. in Mathematics from the University of Miami. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

Sandi Gleason, CFA, is a portfolio manager for the Small and Mid Cap Equity Portfolios. She has approximately 11 years of equity research experience. Before joining KAR in 1993, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation-consulting firm. Ms. Gleason earned a B.S. in Business and Public Administration from the University of Arizona. She is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

What are the key risks of investing in the Fund after the change in investment strategies?

The following outlines the principal risks of investing in the Fund under the revised investment strategies.  “Other Investment Companies Risk” will be a new principal risk of investing in the Fund.  You could lose money on an investment in the Fund.  The Fund may be affected by the following risks, among others:

Small-Sized Companies — stocks of smaller companies carry higher risks than stocks of larger companies. - Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. - In many instances, the frequency and volume of trading in small-cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. - When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. - Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

Convertible Securities — the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Derivatives — derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

Other Investment Companies— the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administrative fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending — there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Inability to Sell Securities — securities of smaller companies trade in lower volume and may be less liquid than other investments and securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

What are the changes to the Fund’s fee structure due to the addition of KAR as a sub-adviser?

The sub-advisory fee payable by ING Investments to KAR under the KAR Sub-Advisory Agreement is higher than that payable to NWQ.  Management found that the current market price of small-cap management has increased as capacity in the category has become more constrained. For this reason, no non-proprietary sub-advisory candidate was found who was willing to provide services at the current contractual rate in place with NWQ. However, Management was able to negotiate a very competitive fee with KAR given the current market environment. On March 2, 2007, the Board approved a modification to the advisory fee for the Fund, which was effective on March 29, 2007.  The advisory fee payable to ING Investments on the assets of the Fund managed by KAR is equal to the fee payable to ING Investments on the assets managed by NWQ but higher than the advisory fee payable to ING Investments by ING IM.

The advisory fees and sub-advisory fees payable by ING Investments to NWQ, KAR and ING IM are shown in the table below.

	NWQ Investment Sleeve	KAR Investment Sleeve	ING IM Investment Sleeve
Advisory Fee	1.00% on all assets	1.00% on all assets	0.75% on all assets
Sub-Advisory Fee	0.50% on first $150M 0.60% thereafter	0.60% on first $100M 0.50% thereafter	0.3375% on all assets

What was the process of selecting KAR as an additional sub-adviser to the Fund?

In reviewing potential sub-advisers, ING Investments considered a number of factors that were relevant to the addition of a new sub-adviser to the Fund.

Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration. Beyond this, ING Investments focused on each potential sub-adviser’s investment process and performance. Given the challenges presented by NWQ’s capacity constraints, a key criterion for consideration was the ability for a new sub-adviser to provide adequate capacity to allow for future growth  ING Investments determined that KAR possesses the right mix of attributes to manage the Fund, and therefore recommended KAR to the Board for approval as an additional sub-adviser to the Fund.

The Board has established an Investment Review Committee (“Committee”) to, among other things, monitor the performance of each fund and make recommendations to the Board with respect to each fund.  In advance of the Committee’s meeting held on March 1, 2007, Management provided the Committee members with written materials in support of the proposed addition of sub-advisers to the Fund.  Among the materials provided to the Committee was a discussion of Management’s rationale for recommending KAR as an additional sub-adviser; written materials provided by KAR with respect to its proposed strategy for the Fund, including its stock selection process and sell discipline, its compliance structure and the resources it could devote to managing the Fund; and information with respect to KAR’s performance in managing funds in a style similar to that in which they propose to co-manage the Fund.  The Committee also considered the reputation of KAR in the industry.  At the conclusion of the meeting, the Committee determined that it would recommend to the full Board the proposed selection of KAR as an additional sub-adviser to the Fund.

At the March 2, 2007 Board meeting, the Board considered the materials provided to the Investment Review Committee and consequently approved a proposal to engage KAR to provide sub-advisory services to the Fund.

This Information Statement serves as the notification to the Fund’s shareholders of the sub-advisory agreement, as required under the exemptive order granting “Manager of Managers” relief to ING Investments.  A copy of the KAR Sub-Advisory Agreement is attached as Appendix C to this Information Statement.

What are the factors considered by the Board?

At a meeting of the Board held on March 2, 2007, the Board, including a majority of the Independent Trustees, determined to appoint KAR as an additional sub-adviser to the Fund under an additional sub-advisory agreement between ING Investments and KAR.  In determining whether to approve the additional sub-advisory agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the sub-advisory agreement should be approved for the Fund.  The materials provided to the Board in support of the sub-advisory arrangement with KAR included the following:  (1) KAR’s presentation before the Committee at its March 1, 2007 meeting; (2) memoranda and related materials provided to the Board in advance of its March 2, 2007 meeting that discuss Management’s rationale for recommending that KAR serve as an additional sub-adviser to the Fund; (3) responses from KAR to questions posed by Kirkpatrick & Lockhart Preston Ellis Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (4) supporting documentation, including a copy of the proposed additional sub-advisory agreement with KAR on behalf of the Fund; and (5) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the additional sub-advisory agreement with KAR took into account several factors including, but not limited to, the following:  (1) the view of ING Investments with respect to the reputation of KAR as a manager to similar accounts and the consistent and solid performance of similar accounts managed by KAR; (2) KAR’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by KAR under the additional sub-advisory agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of KAR and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the sub-advisory agreement in light of the services to be provided by and the projected profitability of KAR as one of the Fund’s sub-advisers; (6) the costs of the services to be provided by KAR; (7) the sub-advisory fee payable by ING Investments to KAR and the higher sub-advisory fee payable by ING Investments to KAR; (8) KAR’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; (9) the appropriateness of the selection of KAR in light of the Fund’s investment objective and investor base; and (10) KAR’s Code of Ethics and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions:  (1) KAR should be appointed to serve as an additional sub-adviser to the Fund under the sub-advisory agreement between ING Investments and KAR; and (2) the sub-advisory fee rate payable by ING Investments to KAR is reasonable in the context of all factors considered by the Board.  Based on these conclusions and other factors, the Board voted to approve the additional sub-advisory agreement between ING Investments and KAR for the Fund.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What other entities act as service providers to the Fund?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, serves as the administrator to the Fund.  ING Funds Services receives an administrative services fee from the Fund equal to 0.10%, computed as a percentage of the Fund’s average daily net assets.  ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Funds Services received  $17,614 for its services to the Fund for the fiscal year ended May 31, 2006.

ING Funds Distributor, LLC (“IFD”) is the principal underwriter and distributor of the Fund.  IFD’s principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.  IFD is a subsidiary of ING Investments and an indirect, wholly-owned subsidiary of ING Groep.  IFD received $186,097 for its services to the Fund for the fiscal year ended May 31, 2006.

During the fiscal year ended May 31, 2006, the Fund did not pay any brokerage commissions to affiliated broker-dealers.

The Fund anticipates that ING Funds Services and IFD will continue to provide services to the Fund following the approval of the ING IM Sub-Advisory Agreement.

See Appendix D for a listing of the names, addresses, and the principal occupations of ING Funds Services’ and IFD’s principal executive officers.

Who pays for this combined Proxy Statement and Information Statement?

ING Investments and the Fund will equally share the costs associated with the requirements of notifying shareholders regarding the appointment of KAR as an additional sub-adviser and obtaining shareholder approval of ING IM as an additional sub-adviser to the Fund, including, but not limited to, the cost of preparing and filing the combined Proxy Statement and Information Statement, distributing the combined Proxy Statement and Information Statement to shareholders and conducting the shareholder meeting.

Annual/Semi-Annual Reports

As discussed above in the Proxy Statement portion of the Joint Proxy/Information Statement, copies of the Fund’s most recent annual shareholder report for the fiscal year ended May 31, 2006, were mailed to shareholders on or around July 31, 2006.  Copies of the Fund’s semi-annual report for the period ended November 30, 2006 were mailed to shareholders on or around January 30, 2007.  You can obtain copies of the Fund’s semi-annual report and annual report, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180.  This Joint Proxy/Information Statement should be read in conjunction with the annual or semi-annual reports.

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  Shareholder Services is open Monday through Friday from 9:00 a.m. – 7:00 p.m. Eastern time.

APPENDIX A

Beneficial Owners of More than 5% of a Class of the Fund
As of March 30, 2007

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
ING Life Insurance & Annuity Company 151 Farmington Ave. Hartford, CT 06156-0001	15.8% Class A; Beneficial	10.9%

Charles Schwab & Company Inc. 101 Montgomery Street 11th Floor San Francisco, CA 94104-4151	9.8% Class A; Beneficial	6.8%

MLPF & S for the Sole Benefit of its Customers Attn: Fund Administration 98362 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	9.0% Class A; 6.3% Class B; 26.9% Class C; Beneficial	10.8%

MFS Heritage Trust Company FBO Mustang Engineering 401K Plan Attn: Sheri Rogers 16001 Park Ten Place Houston, TX 77084-5135	5.9% Class A; Beneficial	4.1%

Saxon & Company FBO 40-40-090-999464 PO Box 7780-1888 Philadelphia, PA 19182-0001	45.5% Class I; Beneficial	4.8%

SEI Private Trust Company C/O M & T Bank ID 337 Attn: Mutual Funds Admin 1 Freedom Valley Drive Oaks, PA 19456	51.5% Class I; Beneficial	5.5%

*  Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

A-1

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APPENDIX B

SUB-ADVISORY AGREEMENT BETWEEN ING INVESTMENTS, LLC AND
ING INVESTMENT MANAGEMENT CO.

SUB-ADVISORY AGREEMENT

AGREEMENT made this 23rd day of September, 2002 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Aeltus Investment Management, Inc., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Equity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”), as such schedule may be amended from time to time, for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board of Trustees or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series.  The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Trust and will provide to the Trust at least quarterly a report setting forth the proposals voted on and how the Series’ shares were voted since the prior report, including the name of the corresponding issuers.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(vii)         The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(c)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, on behalf of a Series, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Series’ operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

9.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Trust.

10.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

11.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

12.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any Series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

13.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the

Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

14.  Duration and Termination.

(a)           This Agreement shall become effective on the date first indicated above, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement.  Unless terminated as provided herein, this Agreement shall remain in full force and effect with respect to each Series until the Reapproval Date set forth for such Series on Schedule A to this Agreement, and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12, and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Equity Trust

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258

Attention:  Kimberly A. Anderson

If to the Sub-Adviser:

Aeltus Investment Management, Inc.

10 State House Square

Hartford, CT  06103-3602

Attention:  Michael Gioffre

15.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term

“affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)  To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Michael J. Roland
Executive Vice President

AELTUS INVESTMENT MANAGEMENT, INC.

By:
Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

AELTUS INVESTMENT MANAGEMENT, INC.

Dated: September 23, 2002

Series	Annual Sub-Adviser Fee	Last Continued/ Approved by Board	Reapproval Date
	(as a percentage of average daily net assets)

ING Research Enhanced Index Fund	0.20%

FIRST AMENDMENT TO SUB-ADVISER AGREEMENT

ING EQUITY TRUST

This First Amendment, effective as of July 1, 2003, amends the Sub-Adviser Agreement (the “Agreement”) dated the 23rd day of September, 2002, as amended, between ING Investments, LLC, an Arizona limited liability company (the “Manager”) and Aeltus Investment Management, Inc., a Connecticut corporation (the “Sub-Adviser”), with regards to ING Disciplined LargeCap Fund, ING Convertible Fund, ING Equity and Bond Fund, ING Financial Services Fund, ING Growth Opportunities Fund, ING Large Company Value Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund, and ING Tax Efficient Equity Fund, each a Series of ING Equity Trust.

W I T N E S S E T H

WHEREAS, the parties desire to amend the Agreement and agree that the amendments will be effective as of July 1, 2003.

NOW, THEREFORE, the parties agree as follows:

1.             Section 2(a)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

2.             In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Michael J. Roland
Executive Vice President

AELTUS INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

SECOND AMENDMENT TO SUB-ADVISORY AGREEMENT

ING EQUITY TRUST

This Second Amendment, effective as of September 1, 2003, amends the Sub-Advisory Agreement (the “Agreement”) dated the 23rd day of September, 2002, as amended, between ING Investments, LLC, an Arizona limited liability company (the “Manager”) and Aeltus Investment Management, Inc., a Connecticut corporation (the “Sub-Adviser”), with regards to ING Convertible Fund, ING Disciplined LargeCap Fund, ING Equity and Bond Fund, ING Financial Services Fund, ING Growth Opportunities Fund, ING Large Company Value Fund, ING MidCap Opportunities Fund, ING SmallCap Opportunities Fund and ING Tax Efficient Equity Fund, each a Series of ING Equity Trust.

W I T N E S S E T H

WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of September 1, 2003.

NOW, THEREFORE, the parties agree as follows:

1.             The following Section 10 is hereby inserted between existing Section 9 and Section 10:

10.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

2.             Each Section number and applicable references to each Section following the inserted Section 10 above, will increase numerically by one (i.e., Section 13 will be Section 14, etc.).

3.             Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

4.             In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Michael J. Roland
Executive Vice President

AELTUS INVESTMENT MANAGEMENT, INC.

By:
Name:
Title:

THIRD AMENDMENT TO SUB-ADVISORY AGREEMENT

ING EQUITY TRUST

This Third Amendment, effective as of December 15, 2006, amends the Sub-Advisory Agreement (the “Agreement”) dated the 23rd day of September 2002, as amended, between ING Investments, LLC, an Arizona limited liability company (the “Manager”) and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.), a Connecticut corporation (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the parties desire to amend the Agreement and agree that the amendment will be effective as of December 15, 2006.

NOW, THEREFORE, the parties agree as follows:

1.             The first two sentences of Section 15 (a) are hereby deleted in their entirety and replaced with the following:

With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2007.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

5.             Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

6.             In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

ING INVESTMENT MANAGEMENT CO.

By:

Name:

Title:

FORM OF
AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO.

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets)

ING Financial Services Fund	0.4500% of first $30 million of assets 0.3375% of next $95 million of assets 0.3150% of assets in excess of $125 million

ING Fundamental Research Fund	0.3150% of first $500 million of assets 0.2925% of next $500 million 0.2700% of assets in excess of $1 billion

ING MidCap Opportunities Fund	0.4500% on first $500 million of assets 0.4050% thereafter

ING Opportunistic LargeCap Fund	0.3150% of first $500 million of assets 0.2925% of next $500 million 0.2700% of assets in excess of $1 billion

ING SmallCap Opportunities Fund	0.4500% of the first $100 million of assets 0.4050% of the next $150 million of assets 0.3600% of the next $250 million of assets 0.3375% of assets in excess of $500 million

ING SmallCap Value Choice Fund	0.3375%

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APPENDIX C

SUB-ADVISORY AGREEMENT BETWEEN ING INVESTMENTS, LLC AND KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

SUB-ADVISORY AGREEMENT

ING EQUITY TRUST

AGREEMENT made this 29th day of March 2007 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Kayne Anderson Rudnick Investment Management, LLC, a California limited liability company (the “Sub-Adviser”).

WHEREAS, ING Equity Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to a Second Amended and Restated Investment Management Agreement, dated February 1, 2005, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any

proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)           The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the

Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the

Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2008.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Equity Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

Kayne Anderson Rudnick Investment Management, LLC

1800 Avenue of the Stars, 2nd Floor

Los Angeles, CA 90067

Attention:  Sheryl Sadis, CFO

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

By:

Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets)
ING SmallCap Value Choice Fund	0.60% on the first $100 million 0.50% thereafter

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APPENDIX D

Principal Executive Officers of ING Equity Trust

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and Chief Executive Officer

Michael Roland – Executive Vice President

Robert Naka -  – Executive Vice President, Chief Operating Officer and Assistant
Secretary

Stanley Vyner – Executive Vice President

Joseph O’Donnell – Executive Vice President and Chief Compliance Officer

Todd Modic – Senior Vice President, Chief/Principal Financial Officer and Assistant
Secretary

Kimberly Anderson – Senior Vice President

Ernest C’DeBaca – Senior Vice President

Robert Terris – Senior Vice President

Robyn Ichilov – Vice President and Treasurer

Lauren Bensigner – Vice President

Maria Anderson – Vice President

Kimberly Palmer – Vice President

Susan Kinens – Assistant Vice President

Huey Falgout, Jr. – Secretary

Theresa Kelety – Assistant Secretary

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and Chief Executive Officer

Stanley Vyner – Executive Vice President and Chief Investment Risk Officer –
International Equities

Michael Roland – Executive Vice President

Lydia Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph O’Donnell – Senior Vice President and Chief Compliance Officer

Huey Falgout, Jr. – Secretary

Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York  10169

Name and Title

Robert Crispin – President and Chief Executive Officer

J. Scott Fox – Chief Operating Officer

Rick Nelson – Chief Information Officer

Jeffrey Becker – Chief Financial Officer

Michael Gioffre – Chief Compliance Officer

Gerald Lins – General Counsel

Principal Executive Officers of Kayne Anderson Rudnick Investment
Management, LLC

1800 Avenue of the Stars, Second Floor, Los Angeles, CA  90067

Name and Title

Allan M. Rudnick – Chief Executive Officer, President and Chief Investment Officer

Sheryl L. Sadis – Chief Financial Officer

Stephen Rigali – Executive Vice President

Judith Ridder – Chief Compliance Officer

Jeannine Vanian – Chief Operating Officer

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and CEO

Robert S. Naka – Executive Vice President, COO and Assistant Secretary

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – VP and Controller, CFO, Financial and Operations Principal

Huey P. Falgout, Jr. – Secretary

Principal Executive Officers of ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and CEO

Robert S. Naka – Executive Vice President, COO and Assistant Secretary

Michael J. Roland – Executive Vice President

Ernest J. C’DeBaca – Senior Vice President, Division Compliance Director

Lydia L. Homer – Senior Vice President, CFO and Treasurer

Huey P. Falgout, Jr. – Vice President and Secretary

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APPENDIX E

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT
OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-
ADVISED BY ING INVESTMENT MANAGEMENT CO. (“ING IM”)

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which ING IM acts as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2006.

Fund	Annual Compensation	Net Assets
	(as a percentage of average daily net assets)
ING Disciplined SmallCap Value Portfolio	0.2475%	$61,359,243

E-1

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APPENDIX F

ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-
ADVISED BY KAYNE ANDERSON RUDNICK INVESTMENT
MANAGEMENT, LLC (“KAR”)

The following table sets forth the name of other investment companies, with investment objectives similar to the Fund, for which KAR acts as an investment adviser or sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2006.

Fund	Annual Compensation	Net Assets
	(as a percentage of average daily net assets)
Hartford Select Small Cap Value Fund	0.50%	$32,288,704
Hartford Small Cap Value HLS Fund	0.50%	$35,274,211
Phoenix Quality Small Cap Fund	0.90%	$3,044,576

F-1

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[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of the
Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

ING EQUITY TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING SmallCap Value Choice Fund

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Robert S. Naka or any one or all of them (“Proxies”), with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on June 19, 2007 at 10:00a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

To approve the appointment of ING Investment Management Co. (“ING IM”) as an additional sub-adviser to the Fund and the implementation of an additional sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

For ☐	Against ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

13470013.3